UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2013, Nationstar Mortgage LLC (“Nationstar”), a Delaware limited liability company and a wholly-owned subsidiary of Nationstar Mortgage Holdings Inc., entered into a private label servicer advance master trust financing facility (the “NMART Facility”) through the execution of the following agreements and other related agreements:

•

an indenture (the “Base Indenture”), dated as of June 7, 2013, among Nationstar Mortgage Advance Receivables Trust (the “NMART Issuer”), The Bank of New York Mellon, as indenture trustee (the “NMART Indenture Trustee”), Nationstar, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent;

•

a series 2013-VF1 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, the NMART Indenture Trustee, Nationstar, as administrator and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, pursuant to which the NMART Issuer issued (x) $450 million of floating-rate variable funding asset-backed notes to Credit Suisse AG, New York Branch and an asset-backed commercial paper conduit administered by Credit Suisse AG, New York Branch and/or its affiliates and (y) $9.9 million of floating-rate term asset backed notes (which floating-rate term asset backed notes have been initially retained by Nationstar);

•

a series 2013-VF2 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, the NMART Indenture Trustee, Nationstar, as administrator and as servicer, and Wells Fargo Securities, LLC, as administrative agent, pursuant to which the NMART Issuer issued (x) $400 million of floating-rate variable funding asset-backed notes to Wells Fargo Bank, National Association and (y) $8.8 million of floating-rate term asset backed notes (which floating-rate term asset backed notes have been initially retained by Nationstar);

•

a series 2013-VF3 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, the NMART Indenture Trustee, Nationstar, as administrator and as servicer, and The Royal Bank of Scotland plc, as administrative agent, pursuant to which the NMART Issuer issued (x) $150 million of floating-rate variable funding asset-backed notes to The Royal Bank of Scotland plc and an asset-backed commercial paper conduit administered by The Royal Bank of Scotland plc and/or its affiliates and (y) $3.3 million of floating-rate term asset backed notes (which floating-rate term asset backed notes have been initially retained by Nationstar)

•

a series 2013-VF4 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, the NMART Indenture Trustee, Nationstar, as administrator and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, pursuant to which the NMART Issuer issued $75 million of floating-rate variable funding asset-backed notes to Credit Suisse AG, New York Branch and an asset-backed commercial paper conduit administered by Credit Suisse AG, New York Branch and/or its affiliates;

•

a series 2013-T1 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, Nationstar, as receivables seller, Credit Suisse Securities (USA) LLC, as an initial purchaser, Wells Fargo Securities, LLC, as an initial purchaser, RBS Securities Inc., as an initial purchaser, and Barclays Capital Inc., as an initial purchaser, pursuant to which the NMART Issuer issued $350 million of fixed-rate term asset-backed notes;

•

a series 2013-T2 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, Nationstar, as receivables seller, Credit Suisse Securities (USA) LLC, as an initial purchaser, Wells Fargo Securities, LLC, as an initial purchaser, RBS Securities Inc., as an initial purchaser, and Barclays Capital Inc., as an initial purchaser, pursuant to which the NMART Issuer issued $350 million of fixed-rate term asset-backed notes;

•

a series 2013-T3 indenture supplement to the Base Indenture, dated as of June 7, 2013, among the NMART Issuer, Nationstar, as receivables seller, Credit Suisse Securities (USA) LLC, as an initial purchaser, Wells Fargo Securities, LLC, as an initial purchaser, RBS Securities Inc., as an initial purchaser, and Barclays Capital Inc., as an initial purchaser, pursuant to which the NMART Issuer issued $300 million of fixed-rate term asset-backed notes;

•

a receivables pooling agreement, dated as of June 7, 2013, between the NMART Issuer and Nationstar Advance Funding III LLC, pursuant to which Nationstar Advance Funding III LLC sells and/or contributes certain servicing advance receivables to the NMART Issuer; and

•

a sale agreement, dated as of June 7, 2013, between Nationstar Advance Funding III LLC and Nationstar, pursuant to which Nationstar sells and/or contributes certain servicing advance receivables to Nationstar Advance Funding III LLC.

The collateral securing the notes described above consists primarily of rights to reimbursement for advances made by Nationstar as the servicer of residential mortgage loans and the right to payment of various deferred servicing fees related to such residential mortgage loans. Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, RBS Securities Inc., Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc. each acted as initial purchasers and managers of the sale of the fixed-rated term asset backed notes referenced above. Each of Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, RBS Securities Inc., Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc. also provides various other lending, financing and underwriting services for Nationstar Mortgage Holdings Inc. and its subsidiaries.

The foregoing summary of the agreements is not complete and is subject to and qualified in its entirety by reference to the full text of the agreements, which are attached to this Form 8-K as Exhibits 4.1 through 4.8 and Exhibits 10.1 and 10.2.

Item 1.02 Termination of Material Definitive Agreement.

On June 10, 2013, Nationstar terminated agreements associated with the following financing facilities:

•

the financing facility (the “2010-ADV1 Facility”) contemplated by the Second Amended and Restated Indenture, dated as of November 22, 2011, between Nationstar Mortgage Advance Receivables Trust 2010-ADV1 and Wells Fargo Bank, National Association, as indenture trustee, and certain related documents;

•

the financing facility (the “2012-C Facility”) contemplated by the Indenture, dated as of June 26, 2012, between Nationstar Advance Funding Trust 2012-C and Wells Fargo Bank, National Association, as indenture trustee, and certain related documents;

•

the financing facility (the “2012-R Facility”) contemplated by the Indenture, dated as of June 26, 2012, between Nationstar Advance Funding Trust 2012-R and Wells Fargo Bank, National Association, as indenture trustee, and certain related documents; and

•

the financing facility (the “2012-W Facility”) contemplated by the Indenture, dated as of June 26, 2012, between Nationstar Advance Funding Trust 2012-W and Wells Fargo Bank, National Association, as indenture trustee, and certain related documents.

In connection with the terminations of these financing facilities, Nationstar and its subsidiaries paid (i) approximately $523 million to satisfy the outstanding obligations under the 2010-ADV1 Facility substantially out of the proceeds of the notes issued in connection with the NMART Facility, (ii) approximately $315 million to satisfy the outstanding obligations under the 2012-C Facility substantially out of the proceeds of the notes issued in connection with the NMART Facility, (iii) approximately $395 million to satisfy the outstanding obligations under the 2012-R Facility substantially out of the proceeds of the notes issued in connection with the NMART Facility and (iv) approximately $189 million to satisfy the outstanding obligations under the 2012-W Facility substantially out of the proceeds of the notes issued in connection with the NMART Facility. Wells Fargo Bank, National Association and its affiliates have from time to time performed various financial advisory, commercial banking, investment banking and other related services for Nationstar and its affiliates for which they have received customary compensation, and they may continue to do so in the future.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as servicer and as administrator, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.2	Series 2013-VF1 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Credit Suisse AG, New York Branch, as an administrative agent

4.3	Series 2013-VF2 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Wells Fargo Securities, LLC, as administrative agent

4.4	Series 2013-VF3 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and The Royal Bank of Scotland plc, as administrative agent

4.5	Series 2013-VF4 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Credit Suisse AG, New York Branch, as an administrative agent

4.6	Series 2013-T1 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.7	Series 2013-T2 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.8	Series 2013-T3 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

10.1	Receivables Pooling Agreement, dated as of June 7, 2013, between Nationstar Advance Funding III LLC and Nationstar Mortgage Advance Receivables Trust

10.2	Receivables Sale Agreement, dated as of June 7, 2013, between Nationstar Mortgage LLC and Nationstar Advance Funding III LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: June 11, 2013	By:	/s/ David Hisey
David Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as servicer and as administrator, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.2	Series 2013-VF1 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Credit Suisse AG, New York Branch, as an administrative agent

4.3	Series 2013-VF2 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Wells Fargo Securities, LLC, as administrative agent

4.4	Series 2013-VF3 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and The Royal Bank of Scotland plc, as administrative agent

4.5	Series 2013-VF4 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, and Credit Suisse AG, New York Branch, as an administrative agent

4.6	Series 2013-T1 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.7	Series 2013-T2 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

4.8	Series 2013-T3 Indenture Supplement to Indenture, dated as of June 7, 2013, between Nationstar Mortgage Advance Receivables Trust, as issuer, The Bank of New York Mellon, as indenture trustee, calculation agent, paying agent and securities intermediary, Nationstar Mortgage LLC, as administrator and as servicer, Credit Suisse AG, New York Branch, as an administrative agent, Wells Fargo Securities, LLC, as an administrative agent, and The Royal Bank of Scotland plc, as an administrative agent

10.1	Receivables Pooling Agreement, dated as of June 7, 2013, between Nationstar Advance Funding III LLC and Nationstar Mortgage Advance Receivables Trust

10.2	Receivables Sale Agreement, dated as of June 7, 2013, between Nationstar Mortgage LLC and Nationstar Advance Funding III LLC